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                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                        FORM 8-K

                                Current Report Pursuant
                             to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) July 17, 2000
                                                 -------------

                                 CNH RECEIVABLES INC.
               -------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



                                      Delaware
                  ----------------------------------------------
                  (State or Other Jurisdiction of Incorporation)



  33-84922, 3-992298, 333-52493,333-82741             (Commission File Number)

               76-0439709                 (I.R.S. Employer Identification No.)
               ----------


100 South Saunders Road Lake Forest, IL               60045
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(Address of Principal Executive Offices)        (Zip Code)


                                     (847) 735-9200
                                     --------------
                  (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
                                    ---------------
             (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.


Exhibit
 No.    Document Description
----------------------------

20.1    Monthly Servicer Report dated July 17, 2000.


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                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CNH RECEIVABLES INC.
                                           (Registrant)



Dated: July 19, 2000                   By: /s/ Robert A. Wegner
                                           ---------------------
                                           Robert A. Wegner
                                           Senior VP & CFO


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                                   INDEX TO EXHIBITS


Exhibit Sequential
  No.   Document Description
----------------------------


20.1    Monthly Servicer Report dated July 17, 2000.